SUPPLEMENT DATED SEPTEMBER 23, 2024

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2024

FOR CLASS D, CLASS I and CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2024 for Class D, Class I and Class P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Value Portfolio – At a meeting held on September 18, 2024, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved Putnam Investment Management, LLC (“Putnam”) to serve as the sub-adviser of the Value Portfolio effective November 1, 2024, replacing American Century Investment Management, Inc. The Board also approved an increase in the management fee waiver for the Value Portfolio effective with the approval of Putnam.

In connection with this sub-adviser change, certain principal investment strategies of the Value Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the Value Portfolio may be sold and new investments purchased in accordance with recommendations by Putnam. Pacific Life Fund Advisors LLC, the investment adviser to the Value Portfolio, may begin this transitioning prior to November 1, 2024 utilizing the principal investment strategies described below.

Class D Shares (PSF Avantis Balanced Allocation Portfolio) – At a meeting held on September 18, 2024, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved the redesignation of Class D shares to Class I shares and the termination of the Class D Distribution and Service Plan effective May 1, 2025. As a result, effective May 1, 2025, all references to “Class D” in the Prospectus will be deleted and replaced with “Class I.” The PSF Avantis Balanced Allocation Portfolio is the only series of the Trust that offers Class D shares. The current waiver for the PSF Avantis Balanced Allocation Portfolio, which is effective through April 30, 2025, will not be renewed.

Disclosure Changes to the Fund Summaries section

Value Portfolio – Effective November 1, 2024, the following changes will be made:

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class P
Management Fee	0.71%	0.71%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.95%	0.75%
Less Fee Waiver[1]	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses after Fee Waiver	0.86%	0.66%

[1]	The investment adviser has agreed to waive 0.085% of its management fee through April 30, 2026. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

In the Examples subsection, the table will be deleted and replaced with the following:

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$88	$294	$517	$1,158
Class P	$67	$231	$408	$922

In the Principal Investment Strategies subsection, the last two sentences of the first paragraph will be deleted and replaced with the following:

As of June 30, 2024, the market capitalization range of the Russell 1000 Value Index was approximately $364.0 million to $876.7 billion. As of June 30, 2024, the weighted average market capitalization of the Fund was approximately $159.1 billion.

Also in the Principal Investment Strategies subsection, the following will be added after the first paragraph:

The Fund may also invest in the equity securities of companies with medium market capitalizations (“mid-capitalization companies”).

Also in the Principal Investment Strategies subsection, the last two sentences of the second paragraph will be deleted.

In the Principal Risks subsection, ESG Considerations Risk will be deleted and the following Mid-Capitalization Companies Risk will be added after Consumer Non-Cyclical Sector Risk:

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

In the Performance subsection, the first sentence of the third paragraph will be deleted and replaced with the following:

Putnam Investment Management, LLC began managing the Fund on November 1, 2024 and some investment policies changed at that time.

Effective November 1, 2024, in the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser — Putnam Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Darren A. Jaroch, CFA, Portfolio Manager	Since 2024
Lauren B. DeMore, CFA, Portfolio Manager	Since 2024

Disclosure Changes to the Additional Information About Principal Investment Strategies and
Principal Risks section

Value Portfolio – Effective November 1, 2024, in the Principal Investment Strategies subsection, the last two sentences of the first paragraph will be deleted and replaced with the following:

As of June 30, 2024, the market capitalization range of the Russell 1000 Value Index was approximately $364.0 million to $876.7 billion. As of June 30, 2024, the weighted average market capitalization of the Fund was approximately $159.1 billion. The Fund may also invest in the equity securities of mid-capitalization companies.

Also in the Principal Investment Strategies subsection, the last two sentences of the second paragraph will be deleted.

Also in the Principal Investment Strategies subsection, the following will be added after the fourth paragraph:

The sub-adviser may consider environmental, social, and governance (“ESG”) factors, where they consider them material and relevant, into their fundamental research process and investment decision-making for the Fund, although ESG considerations do not represent a primary focus of the Fund. The sub-adviser believes that ESG considerations, like other, more traditional subjects of investment analysis such as market position, growth prospects, and business strategy, have the potential to impact financial risk and investment returns. The sub-adviser believes that ESG considerations are best analyzed in combination with a company’s fundamentals, including a company’s industry, geography, and strategic position. When considering ESG factors, the sub-adviser uses company disclosures, public data sources, and independent third-party data as inputs into its analytical processes. The consideration of ESG factors as part of the Fund’s investment process does not mean that the Fund pursues a specific “ESG” or “sustainable” investment strategy, and the sub-adviser may make investment decisions for the Fund other than on the basis of relevant ESG considerations.

Effective November 1, 2024, in the Principal Risks subsection, ESG Considerations Risk will be deleted and Mid-Capitalization Companies Risk will be added alphabetically.

Effective November 1, 2024, in the Additional Information About Certain Ancillary Risks subsection, the first line of ESG Factors Risk will be deleted and replaced with the following:

A sub-adviser’s determination of what constitutes an ESG factor for the Dividend Growth, Growth, Small-Cap Growth, Value and International Large-Cap Portfolios and their process to evaluate such factor may differ from other investment advisers.

Disclosure Changes to the Additional Information About Fund Performance section

Effective May 1, 2025, in the Fund Name Changes subsection, the following will be added to PSF Avantis Balanced Allocation Portfolio:

Effective May 1, 2025, Class D shares were redesignated to Class I shares.

Disclosure Changes to the Other Fund Information section

Effective May 1, 2025, in the Distribution and Service Arrangements subsection, the second paragraph under Distribution and/or Service Plans will be deleted and the heading of this subsection will be changed to “Service Plans”.

Disclosure Changes to the About Management section

Effective November 1, 2024, in the table for American Century Investment Management, Inc., the Value Portfolio subsection will be deleted.

Effective November 1, 2024, the following table will be added in alphabetical order:

Putnam Investment Management, LLC

100 Federal Street, Boston, MA, 02110, United States

Putnam Investment Management, LLC (“Putnam”) is a wholly-owned subsidiary of Putnam U.S. Holdings I, LLC, which is a wholly-owned subsidiary of Templeton Worldwide, Inc., which is a wholly-owned subsidiary of Legg Mason, Inc., which is a wholly-owned subsidiary of Franklin Resources, Inc. As of June 30, 2024, Putnam’s total assets under management were approximately $101.01 billion.

VALUE PORTFOLIO

Darren A. Jaroch, CFA	Portfolio Manager of Putnam's U.S. Large Cap Value, Non-U.S. Value, and Global Value Equity strategies since 2012. He began his investment career in 1996 and has a BA from Hartwick College.
Lauren B. DeMore, CFA	Portfolio Manager of Putnam's U.S. Large Cap Value and Non-U.S. Value Equity strategies since 2019. She began her investment career in 2002 and has a BA from the University of California, Los Angeles.

SUPPLEMENT DATED SEPTEMBER 23, 2024

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2024

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2024 (the “SAI”), as supplemented, and must be preceded or accompanied by the SAI. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

Value Portfolio – At a meeting held on September 18, 2024, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved Putnam Investment Management, LLC (“Putnam”) to serve as the sub-adviser to the Value Portfolio effective November 1, 2024, replacing American Century Investment Management, Inc.

Class D Shares (PSF Avantis Balanced Allocation Portfolio) – At a meeting held on September 18, 2024, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved the redesignation of Class D shares to Class I shares and the termination of the Class D Distribution and Service Plan effective May 1, 2025. As a result, effective May 1, 2025, all references to “Class D” will be replaced with “Class I” and all references and information regarding Class D’s 12b-1 Plan will be deleted. The PSF Avantis Balanced Allocation Portfolio is the only series of the Trust that offers Class D shares. The current waiver for the PSF Avantis Balanced Allocation Portfolio, which is effective through April 30, 2025, will not be renewed.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

Effective November 1, 2024, the Value Portfolio section will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: small companies; foreign securities (including depositary receipts); REITs; MLPs; ETFs; IPOs and secondary offerings; forward foreign currency contracts; commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations. The Fund may also enter into futures contracts to provide equity exposure. The Fund may also invest non-principally in high-quality short-term debt securities and investment grade corporate debt securities to provide liquidity.

ORGANIZATION AND MANAGEMENT OF THE TRUST

In the Investment Advisory Fee Schedules section, effective November 1, 2024, footnote 8 will be deleted and replaced with the following:

8 PLFA has agreed to waive 0.085% of its management fee for the Value Portfolio through April 30, 2026. There is no guarantee that PLFA will continue such waiver after that date.

Also in the Investment Advisory Fee Schedules section, effective May 1, 2025, footnote 16 will be deleted.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following section for Putnam will be added in alphabetical order effective November 1, 2024:

Putnam Investment Management, LLC (“Putnam”)

Putnam is a registered investment adviser and a wholly-owned subsidiary of Putnam U.S. Holdings I, LLC, which is a wholly-owned subsidiary of Templeton Worldwide, Inc., which in turn is a wholly-owned subsidiary of Legg Mason, Inc., which is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

In the Compensation Structures and Methods section, the following will be added in alphabetical order effective November 1, 2024:

Putnam

Putnam portfolio managers are evaluated and compensated across specified products they manage, in part, based on their performance relative to the applicable benchmark, based on a blend of 3-year and 5-year performance, or, if shorter, the period of time that the portfolio manager has managed the product. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component. Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance. Incentive compensation includes a cash bonus and may also include grants of deferred stock or deferred cash. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience. For this fund, Putnam evaluates performance based on the fund’s pre-tax return relative to the Russell 1000 Value Index as its benchmark for compensation purposes.

In the Other Accounts Managed section, the following will be added alphabetically to the table effective November 1, 2024:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Putnam
Darren A. Jaroch[2]
Registered Investment Companies	16	$34,438,000,000	1	$441,400,000
Other Pooled Investment Vehicles	8	$11,334,100,000	None	N/A
Other Accounts	9	$1,794,700,000	None	N/A

Lauren B. DeMore[2]
Registered Investment Companies	16	$34,438,000,000	1	$441,400,000
Other Pooled Investment Vehicles	8	$11,334,100,000	None	N/A
Other Accounts	9	$1,794,700,000	None	N/A

2   Other Accounts Managed information as of June 30, 2024.

In the Material Conflicts of Interest section, the following will be added in alphabetical order effective November 1, 2024:

Putnam

Like other investment professionals with multiple clients, the Portfolio Managers of Putman may face certain potential conflicts of interest in connection with managing both the Trust’s fund and other accounts at the same time. This section describes some of these potential conflicts, but is not a complete description of every potential conflict that could be deemed to exist.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts in matters such as trade allocation, trade execution timing or price, or portfolio manager focus. Putnam attempts to address these potential conflicts of interest through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. Putnam has also implemented trade oversight and review procedures, which include oversight by internal committees, in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Managers have personal investments in other accounts that may create an incentive to favor those accounts. Putnam’s policy is to treat advisory accounts in which portfolio managers or the firm may have investments in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required.

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. Putnam’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Special rules exist for accounts that may only place trades at execution-only rates due to legal or other client requirements, and for specialty, regional or sector accounts. Trade allocations are reviewed on a regular basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Putnam has adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. Depending on goals or other factors, the Portfolio Managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

APPENDICES

In Appendix B, the following will be added in alphabetical order effective November 1, 2024:

Putnam

Proxy Voting Procedures

July 1, 2024

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds1 and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.2

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Proxy Committee

Putnam has a Proxy Committee composed of senior professionals, including from the Putnam Equity investment team and the Putnam Equity Sustainability Strategy group. The Chief Investment Officer of Putnam Equity appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.	Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.

2.	Considers special proxy issues as they may from time to time arise.

3.	Must approve all vote overrides recommended by investment professionals.

Proxy Voting Administration

The Putnam Sustainability Strategy group administers Putnam’s proxy voting through a Proxy Voting Team. The Proxy Voting Team has the following duties:

1.	Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.

2.	Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.

3.	Manages the process of referring issues to portfolio managers for voting instructions.

4.	Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services (ISS) to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5.	Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6.	Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team within Franklin Templeton Investment Solutions described in more detail in the Proxy Referral section below.

7.	Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

8.	Prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is available upon request.

In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:

1.	If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.

2.	Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Other

1.	Putnam may elect not to vote when the security is no longer held.

2.	Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.

3.	Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.

4.	Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to Portfolio Managers. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer of the Putnam Equity group and the Director of Equity Research for the Putnam Equity group). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Franklin Templeton employee outside Putnam Equity or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

Putnam may vote any referred items on securities held solely in accounts managed by the GAA team within Franklin Templeton Investment Solutions (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third- party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam Equity, the items will be referred to the largest holder who is not a member of the GAA team.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the applicable Portfolio Manager or Analyst, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with investment personnel as appropriate.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:

1.	The Proxy Committee is composed of senior professionals, including Portfolio Managers in Putnam Equity and the Putnam Equity Sustainability Strategy group. None of these individuals or groups reports to Franklin Templeton’s marketing businesses.

2.	No Franklin Templeton employee outside Putnam Equity may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on employees seeking to communicate investment- related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to the Proxy Voting Team any potential conflicts of interest relevant to their vote recommendation.

4.	The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form via the Proxy Referral Administration Database and will prepare a quarterly report for the Putnam Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms.

5.	Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).

Recordkeeping

The Putnam Equity Sustainability Strategy Group will retain copies of the following books and records:

1.	A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;

2.	A copy of each proxy statement received with respect to securities in client accounts;

3.	Records of each vote cast for each client;

4.	Internal documents generated in connection with a proxy referral, such as emails, memoranda, etc.

5.	Written reports to clients on proxy voting and all client requests for information and Putnam’s response.

All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

1 Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.

2 The Putnam Proxy Voting Procedures and Guidelines will apply also to certain funds and institutional and other accounts managed by Franklin Advisers, Inc. (“FAV”) but formerly managed or sub-advised by one of the Putnam adviser entities identified above, pursuant to sub-advisory agreements in effect from time to time between FAV and the relevant Putnam entity(ies).